                                                                   EXHIBIT 10.34

                   MANUFACTURER'S INDEMNIFICATION AGREEMENT


This Indemnification Agreement effective as of the date accepted by Lender, is entered into between General Manufactured Housing, Inc. ("Manufacturer") and Security Pacific Housing Services, Inc. ("Lender").

Lender will be providing retail financing for purchasers of Manufacturer's manufactured homes from certain dealers, and in consideration thereof, Manufacturer agrees as follows:

1. Manufacturer agrees to promptly perform all services and warranty work, according to the terms of Manufacturer's warranty, requested by Lender on all of Manufacturer's manufactured homes financed by Lender within 21 days from the date of receipt of written notification from Lender, to the satisfaction of Lender.

2. Should there be a disagreement between Manufacturer and Lender on what constitutes warranty repairs, both parties agree to have the home in question inspected by an independent third party. The recommended third party shall be the state agency that regulates mobile homes within the state where the home is located. Both parties agree that the third party inspection report is final and binding.

3. Manufacturer shall indemnify and hold Lender harmless from Lender's loss and costs (including attorneys fees) which Lender may suffer if the manufactured home in question is subsequently repossessed by Lender for Manufacturer's failure to perform warranty repairs. However, Manufacturer's liability hereunder shall be limited to the amount of the Manufacturer's invoice price plus repossession costs and attorneys fees.

4. Any funds or other property of Manufacturer that may now or at any time hereafter be given or left in the possession of Lender, for any purpose, or that may be in transit to or from Lender for any purpose, are hereby pledged and delivered to Lender to secure the payment of any obligations or liabilities of Manufacturer to Lender, direct or contingent, whether due or to become due, and whether now existing or hereafter arising. However, Lender shall not withhold funds or property from Manufacturer except upon Manufacturer actually failing or refusing to perform service or warranty work. Further, Lender shall not create from funds or property due Manufacturer a "reserve" for Manufacturer's failure or refusal to perform service or warranty work pursuant to paragraph 1.

5. Both parties to this Agreement waive any and all right to a trial by jury in any action or proceeding, whether in law or equity arising out of or related to this or any other agreement between the parties.

6. This Agreement represents the entire agreement between the parties and may not be modified or amended except by a writing duly executed by both parties.

7. Waiver by Lender of any event of default by Manufacturer is not a waiver of any subsequent default. Lender shall have the absolute and unconditional right at all times to enforce all agreements of whatever kind or nature, present or future, between Lender and Dealer in strict accordance with the written terms of such agreements, notwithstanding any conduct, custom or course of dealing between the parties contrary to the specific terms of the agreements.

8. Either party may cancel this Agreement by giving sixty (60) days written notice to the other party by registered mail. However, Manufacturer shall be bound to perform warranty repairs on all homes financed by Lender up to the cancellation date as per the terms of this Agreement.

The parties hereto have accepted this Agreement on the dates set forth below.


LENDER:                                      MANUFACTURER:

SECURITY PACIFIC HOUSING                     GENERAL MANUFACTURED
   SERVICES, INC.                                 HOUSING, INC.

BY  /s/ A. O. Fowler                         By  /s/  [illegible]
--------------------------                     --------------------------------

Its_______________________                   Its  TREASURER
                                                -------------------------------

Date  10/10/89                               Date  OCTOBER 9, 1989
    ----------------------                       ------------------------------


                                   GUARANTY


     The undersigned does hereby guarantee to you, and in the event that this instrument be signed by two or more guarantors, the undersigned do hereby jointly and severally guarantee to you, the due, regular and punctual payment of any and all obligations, debts or liabilities of Manufacturer to you arising out of or connected with the aforesaid Manufacturer's Indemnification Agreement. Any financing extended by you on Manufacturer's products on or after the date hereof shall be deemed to have been made in reliance hereon. In the event of default in the performance of this Guaranty, undersigned (jointly and severally if more than one) agrees to pay all reasonable court costs, attorney's fees and other expenses paid or incurred by you in enforcing this Guaranty.

     The undersigned hereby severally agree that this Guaranty shall not be impaired by any modification, extension, or other alteration of any of the obligations hereby guaranteed or of any security therefor, to all of which the undersigned hereby consent without notice thereof. It is further agreed that the liability of the undersigned hereunder is direct and unconditional, and may be enforced without prior resort to any other right, remedy or security. No delay in exercising any rights hereunder or failure to exercise the same shall operate as a waiver thereof. This Guaranty may not be modified, altered or changed, nor may any provision hereof be waived, except by an instrument in writing signed by the party or parties adversely affected hereby.

     Notice of acceptance hereof, notice of default by Manufacturer; demand for payment hereunder presentment and protest of any instrument and notice hereby; the right to a jury trial in any action hereon, to the extent permitted by applicable law, and all other notices or demands to which undersigned might otherwise be entitled, are all hereby expressly waived.

     This Guaranty shall not be discharged or affected by the death of any of the undersigned, but shall bind their respective heirs, executors, administrators and assigns, and the benefits hereof shall extend to and include your successors and assigns.

     Notwithstanding anything set forth above, the liability of the undersigned shall be limited to the following amounts:

     Time Period From              Dollar Amount of Liability
     DATE OF GUARANTEE                 FOR EACH TIME PERIOD
          1st Year                           $500,000
          2nd Year                           $400,000
          3rd Year                           $300,000
          4th Year                           $200,000
          5th Year                           $100,000

Date:  9 Oct   1989                      /s/   Samuel P. Scott
     ----------------------             --------------------------------
                                              Samuel P. Scott

Subscribed and sworn to before          Home Address: 4300 SOUTH FLETCHER
me this 9TH day of OCTOBER,1989         FERNANDINA BEACH FLA 3203


  /s/ Teiri F. Aldridge
______________________________________
Notary Public           (Notary Seal)

                           stamped





Subscribed and sworn to before          /S/   SHERON L. SCOTT
                                        Sheron L. Scott
me this 9TH day of OCTOBER, 1989        Home Address: 4300 S. FLETCHER

  /S/   TEIRI F. ALDRIDGE               FERNANDINA BEACH, FL. 32034
Notary Public           (Notary Seal)


                       stamped